UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2020

CARA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36279	75-3175693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Stamford Plaza 107 Elm Street, 9th Floor Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 406-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CARA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 4, 2020, Cara Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the four proposals set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 22, 2020.

Proposal 1 – Election of Directors

Dr. Derek Chalmers and Mr. Martin Vogelbaum were each elected to serve as a director of the Company’s Board of Directors until the 2023 Annual Meeting of Stockholders and until his successor is duly elected or until his earlier resignation or removal, by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Derek Chalmers, Ph.D., D.Sc.	26,860,226	320,733	12,405,182
Martin Vogelbaum	16,757,430	10,423,529	12,405,182

Proposal 2 – Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,434,667	480,766	265,526	12,405,182

Proposal 3 – Approval, on a Non-Binding Advisory Basis, of the Frequency of Future Non-Binding Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers

The stockholders approved, on a non-binding advisory basis, to hold future non-binding advisory votes to approve the compensation of the Company’s named executive officers every year by the following votes:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
26,880,583	103,111	127,459	69,806	12,405,182

Proposal 4 – Ratification of the Selection of Independent Registered Public Accounting Firm

The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020, by the following votes:

Votes For	Votes Against	Votes Abstain
39,324,718	204,726	56,697

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARA THERAPEUTICS, INC.

By:	/s/ Richard Makara

Richard Makara
Vice President, Head of Accounting & Controller
(Principal Financial and Accounting Officer)

Date: June 5, 2020